UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2016

ALERE INC.
(Exact name of registrant as specified in charter)

Delaware	1‑16789	04‑3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453
(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 10, 2016, Alere Inc. (the “Company” or “Alere”) filed Form 12b-25 disclosing that the Company would be unable to file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016 (the “Second Quarter Quarterly Report”) within the prescribed time period without unreasonable effort or expense.

Company expects to seek amendment to secured credit agreement

The Company expects to seek an amendment (the “Amendment”) to the secured Credit Agreement, dated as of June 18, 2015 (as amended or otherwise modified from time to time, the “Credit Agreement”), among the Company, the several lenders from time to time party thereto, Goldman Sachs Bank USA, as B term loan administrative agent (the “TLB Agent”), Healthcare Financial Solutions, LLC (successor in interest to General Electric Capital Corporation), as pro rata administrative agent (together with the TLB Agent, the “Administrative Agents”), and certain other agents and arrangers.  Specifically, the Company expects that the Amendment, if approved by the lenders, will provide an extension of the date by which the Company must deliver to the Administrative Agents: (i) the financial statements for the fiscal quarter ended June 30, 2016 and related deliverables to September 13, 2016 and (ii) the financial statements for the fiscal quarter ended March 31, 2016 and related deliverables to August 25, 2016.  The Company continues to expect that it will the deliver the financial statements for the fiscal quarter ended March 31, 2016 by August 18, 2016, but is seeking the Amendment in the event that any circumstances arise that require additional time necessary to complete the filing.  If the Amendment is entered into, the Company will disclose the Amendment in a Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue,” “goal” or similar words. A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the failure by the Company to file its Quarterly Reports on Form 10-Q in a timely manner could lead to the acceleration of the maturity of certain of Alere’s indebtedness; (ii) risks relating to the ongoing investigations by the United States Securities and Exchange Commission (the “SEC”) and the United States Department of Justice; (iii) the risk that these or other risk factors impact the expected timing of the filing of the Quarterly Reports on Form 10-Q; (iv) the risk that any amendment that the Company expects to seek to the Credit Agreement will not be approved; and (v) the risk factors detailed in Part I, Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in the Company’s periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans, goals, and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: August 10, 2016	By:	/s/ Douglas Barry
Name: Douglas Barry
Title: Associate General Counsel